Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

	Shares	Value
COMMON STOCKS† - 4.7%
Utilities - 4.1%
TexGen Power LLC*,††	65,297	$ 2,538,421
Energy - 0.4%
SandRidge Energy, Inc.*	38,619	267,243
Consumer, Cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,845	117,273
Total Common Stocks
(Cost $3,632,053)		2,922,937

	Face Amount~	Value
CORPORATE BONDS†† - 88.4%
Energy - 62.6%
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[1]	2,350,000	2,388,188
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[2]	2,345,000	2,292,238
Whiting Petroleum Corp.
5.75% due 03/15/21	2,050,000	2,065,375
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	1,925,000
PDC Energy, Inc.
5.75% due 05/15/26	1,500,000	1,473,750
6.13% due 09/15/24	450,000	450,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[1]	1,500,000	1,708,251
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	882,903
5.63% due 04/15/23	750,000	816,878
Newfield Exploration Co.
5.38% due 01/01/26[1]	1,550,000	1,698,445
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[1,2]	1,500,000	1,617,281
Indigo Natural Resources LLC
6.88% due 02/15/26[1,2]	1,700,000	1,525,750
Hess Corp.
4.30% due 04/01/27[1]	1,200,000	1,244,735
7.88% due 10/01/29	200,000	253,013
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[1,2]	2,000,000	1,440,000
Bruin E&P Partners LLC
8.88% due 08/01/23[2]	1,550,000	1,302,000
Unit Corp.
6.63% due 05/15/21[1]	1,250,000	1,131,250
MPLX, LP
4.88% due 12/01/24	1,000,000	1,087,833
Antero Resources Corp.
5.63% due 06/01/23	1,100,000	1,061,720
TerraForm Power Operating LLC
6.63% due 06/15/25[2]	1,000,000	1,050,000
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[2]	1,227,000	1,046,017
Parkland Fuel Corp.
6.00% due 04/01/26[2]	675,000	690,188
5.88% due 07/15/27[2]	350,000	355,582
DCP Midstream Operating, LP
5.35% due 03/15/20[1,2]	1,025,000	1,039,094
Pattern Energy Group, Inc.
5.88% due 02/01/24[2]	1,000,000	1,015,000
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,010,000
SRC Energy, Inc.
6.25% due 12/01/25	1,050,000	955,500
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[2]	800,000	792,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[1]	500,000	510,000
5.63% due 05/01/27[2]	250,000	249,375
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	668,250
Gibson Energy, Inc.
5.25% due 07/15/24[2]	CAD 700,000	557,372
Phillips 66 Partners, LP
3.55% due 10/01/26	500,000	509,085
Basic Energy Services, Inc.
10.75% due 10/15/23[2]	650,000	507,000
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	385,000
Range Resources Corp.
5.88% due 07/01/22	350,000	346,500
NuStar Logistics, LP
6.00% due 06/01/26	250,000	258,750
CNX Resources Corp.
5.88% due 04/15/22	250,000	242,500
Total Energy		38,551,823
Utilities - 6.7%
AES Corp.
5.50% due 04/15/25	1,000,000	1,038,750
Terraform Global Operating LLC
6.13% due 03/01/26[2]	1,025,000	1,030,125
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[1]	850,000	894,625
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	725,000	761,250

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

	Face Amount~	Value
CORPORATE BONDS†† - 88.4% (continued)
Utilities - 6.7% (continued)
Clearway Energy Operating LLC
5.75% due 10/15/25[1,2]	400,000	$406,000
Total Utilities		4,130,750
Consumer, Cyclical - 6.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	2,080,000	2,059,200
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	952,375
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2]	800,000	827,000
American Airlines Group, Inc.
5.00% due 06/01/22[2]	150,000	154,545
Williams Scotsman International, Inc.
7.88% due 12/15/22[2]	55,000	57,750
Total Consumer, Cyclical		4,050,870
Communications - 5.2%
EIG Investors Corp.
10.88% due 02/01/24	1,050,000	1,113,000
Cengage Learning, Inc.
9.50% due 06/15/24[2]	747,000	709,650
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[1,2]	714,000	653,310
MDC Partners, Inc.
6.50% due 05/01/24[2]	466,000	428,235
DISH DBS Corp.
7.75% due 07/01/26	305,000	295,850
Total Communications		3,200,045
Industrial - 3.4%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	1,776,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2]	350,000	335,125
Total Industrial		2,111,125
Consumer, Non-cyclical - 2.9%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2]	825,000	785,813
Beverages & More, Inc.
11.50% due 06/15/22[3]	500,000	380,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[2]	400,000	371,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[2]	300,000	216,000
Total Consumer, Non-cyclical		1,752,813
Financial - 0.6%
USI, Inc.
6.88% due 05/01/25[2]	200,000	198,000
NFP Corp.
6.88% due 07/15/25[2]	200,000	197,940
Total Financial		395,940
Basic Materials - 0.4%
United States Steel Corp.
6.88% due 08/15/25	250,000	236,250
Total Corporate Bonds
(Cost $54,578,614)		54,429,616
SENIOR FLOATING RATE INTERESTS††[1,5]- 28.6%
Utilities - 11.5%
MRP Generation Holding
9.33% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	1,945,000	1,925,550
Panda Power
8.83% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,933,092	1,733,346
Carroll County Energy LLC
5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	1,574,970	1,577,601
Panda Moxie Patriot
8.08% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/19/20	1,053,807	1,003,751
Stonewall
7.83% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	863,812	840,057
Total Utilities		7,080,305
Energy - 5.4%
Permian Production Partners LLC
8.41% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,662,500	1,246,875
Penn Virginia Holding Corp.
9.41% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22	1,275,000	1,243,125
Summit Midstream Partners, LP
8.40% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	517,003	509,248

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††[1,5]- 28.6% (continued)
Energy - 5.4% (continued)
Ultra Petroleum, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/12/24	427,209	$323,966
Total Energy		3,323,214
Industrial - 4.7%
Arctic Long Carriers
6.83% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	1,960,000	1,920,800
Diversitech Holdings, Inc.
9.83% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	500,000	484,375
YAK MAT (YAK ACCESS LLC)
12.39% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	473,000
Total Industrial		2,878,175
Consumer, Cyclical - 4.2%
Accuride Corp.
7.58% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,859,008	1,624,308
Mavis Tire Express Services Corp.
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	482,675	472,419
EnTrans International, LLC
8.40% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	240,625	237,016
Blue Nile, Inc.
9.02% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	247,500	217,800
American Tire Distributors, Inc.
8.52% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	$35,127
9.98% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,537	21,984
Total Consumer, Cyclical		2,608,654
Technology - 1.6%
Planview, Inc.
12.15% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,4	1,000,000	1,009,609
Basic Materials - 1.0%
PetroChoice Holdings
7.58% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	595,910	592,561
Communications - 0.2%
Cengage Learning Acquisitions, Inc.
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	105,429	100,889
Total Senior Floating Rate Interests
(Cost $18,539,936)		17,593,407
ASSET-BACKED SECURITIES†† - 0.7%
Collateralized Loan Obligations - 0.7%
Jamestown CLO V Ltd.
2014-5A, 7.69% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[2,5]	500,000	445,142
Total Asset-Backed Securities
(Cost $432,032)		445,142
Total Investments - 122.4%
(Cost $77,182,635)	$ 75,391,102
Other Assets & Liabilities, net - (22.4)%	(13,788,352)
Total Net Assets - 100.0%	$ 61,602,750

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at June 30, 2019	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	746,000	CAD	07/15/19	$560,852	$569,966	$(9,114)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreement and unfunded loan commitments. As of June 30, 2019, the total market value of segregated or earmarked securities was $32,871,782.

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $24,353,732 (cost $25,497,093), or 39.5% of total net assets.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $380,000 (cost $444,978), or 0.6% of total net assets — See Note 6.

4	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $1,009,609, (cost $990,561) or 1.6% of total net assets.
5
Variable rate security.  Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD	Canadian Dollar
CLO	Collaterized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 3 in the Notes to Schedule of Investments):

		Level 2	Level 3
		Significant	Significant
	Level 1 Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$267,243	$2,655,694	$—	$2,922,937
Corporate Bonds	—	54,429,616	—	54,429,616
Senior Floating Rate Interests	—	16,583,798	1,009,609	17,593,407
Asset-Backed Securities	—	445,142	—	445,142
Total Assets	$267,243	$74,114,250	$1,009,609	$75,391,102

		Level 2	Level 3
		Significant	Significant
	Level 1 Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$9,114	$—	$9,114
Unfunded Loan Commitments (Note 5)	—	—	254	254
Total Liabilities	$—	$9,114	$254	$9,368

** This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $14,457,838 are categorized as Level 2 within the disclosure hierarchy. See Note 2.

The following is a summary of significant unobservable inouts used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Senior Floating Rate Interests	$ 1,009,609	Model Price	Liquidation Value	—	—
Liabilities:
Unfunded Loan commitments	254	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

Significant changes in liquidation values or purchase prices would generally result in significant changes in the fair value of the security.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2019, the Fund had liabilities with a total value of $254 transfer into Level 3 from Level 2 due to due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2019:

	Assets	Liabilities
	Senior Floating Rate Interests	Unfunded Loan Commitments
Beginning Balance	$988,893	$ (- )*
Purchases/(Receipts)	-	-
(Sales, maturities and paydowns)/Fundings	-	-
Amortization of discount/premiums	1,729	-
Total realized gains or losses included in earnings	-	-
Total change in unrealized appreciation (depreciation) included in earnings	18,987	-
Transfers into Level 3		(254)
Ending Balance	$1,009,609	$(254)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2019	$18,987	$-

* Market value is less than $1.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 - Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

	Tax	Tax	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Appreciation (Depreciation)
$ 77,182,635	$ 2,291,373	$ (4,092,020)	$ (1,800,647)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of June 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of June 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$61,276	$254

Note 6 – Restricted Security
The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Security	Acquisition Date	Cost	Value
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	$444,978	$380,000

OTHER INFORMATION (Unaudited)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.